AssetMark Funds

                   Supplement dated September 15, 2003 to the
                       Statement of Additional Information
                       dated September 9, 2002, as amended
                                December 27, 2002


The second paragraph in the "Valuation of Shares" section is deleted and replaced with the following paragraph:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the Nasdaq National Market(R) and Small CapSM exchanges ("Nasdaq"), for which market quotations are available, are valued at the last quoted sale price on each Business Day (defined as days on which the Fund is open for business ("Business Day")). Portfolio securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price ("NOCP") on each Business Day. If there is no reported sale on an exchange or Nasdaq, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.